                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 12, 1999

                                  PLC SYSTEMS INC.
                 -------------------------------------------------
                 (Exact name of Registrant as specified in charter)


                                  British Columbia
                   ----------------------------------------------
                   (State or other jurisdiction of incorporation)


             1-11388                           04-3153858
     ------------------------      ---------------------------------
     (Commission File Number)      (IRS Employee Identification No.)


      10 Forge Park, Franklin, Massachusetts         02038
      ---------------------------------------------------------
      (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code  (508) 541-8800

                                   Not Applicable
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)


                         THIS DOCUMENT CONSISTS OF 6 PAGES.

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Item 5.  OTHER EVENTS.

     On March 12, 1999, PLC Systems Inc. (the "Company") changed its place of incorporation from British Columbia, Canada, to the Yukon Territory, Canada. Stockholders authorized the Company to change in its place of incorporation to the Yukon Territory at the 1998 Annual Meeting of Stockholders.

Item 7.  EXHIBITS.


     Exhibit Number                       Description
     --------------     ------------------------------------------------
           5.1          Opinion of Anton Campion MacDonald Oyler Buchan.


                                       2

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    PLC SYSTEMS INC.
                                          ------------------------------------
                                                      (Registrant)

Date: March 17, 1999                   By: /s/ ROBERT SVIKHART
                                          ------------------------------------
                                          Robert Svikhart
                                          Chief Financial Officer and Treasurer

                                       3

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                                   EXHIBIT INDEX

Exhibit                                                        Page
Number                 Description                            Number
-------   ------------------------------------------------    ------
5.1       Opinion of Anton Campion MacDonald Oyler Buchan.       5


                                       4